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Exhibit 99.1

Certification of Chief Executive Officer

        Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Duane Reade Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

          (i)    the accompanying Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended March 29, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

          (ii)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 12, 2003	/s/ ANTHONY J. CUTI Anthony J. Cuti Chief Executive Officer

        A signed original of this written statement required by Section 906 has been provided to Duane Reade Inc. and will be retained by Duane Reade Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Certification of Chief Financial Officer

        Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Duane Reade Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

          (i)    the accompanying Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended March 29, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

          (ii)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 12, 2003	/s/ JOHN K. HENRY John K. Henry Chief Financial Officer

        A signed original of this written statement required by Section 906 has been provided to Duane Reade Inc. and will be retained by Duane Reade Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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  Exhibit 99.1
Anthony J. Cuti, Certification of Chief Executive Officer
John K. Henry, Certification of Chief Financial Officer